UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2024

Carmell Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40228	86-1645738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2403 Sidney Street, Suite 300
Pittsburgh, Pennsylvania		15203
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 412 894-8248

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CTCX	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	CTCXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On December 31, 2024, Carmell Corporation, a Delaware corporation (the “Company”), and a wholly owned subsidiary of the Company, Cutis Cura Corporation, a Delaware corporation (“Buyer”), entered into an Asset Purchase Agreement, dated as of December 31, 2024 (the “Asset Purchase Agreement”), by and among the Company, Buyer, PMGC Holdings Inc., a Nevada corporation and successor to Elevai Labs Inc., a Delaware corporation (“Parent”), and Elevai Skincare, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Seller”).

Pursuant to the Asset Purchase Agreement and on the terms and conditions set forth therein, Buyer agreed to acquire substantially all of the assets, and assume certain of the liabilities, of Parent and Seller (such assets, the “Purchased Assets” and such liabilities, the “Assumed Liabilities”) related to Seller’s skincare and haircare business (the “Acquisition”) for a purchase price consisting of: (i) shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”) having an aggregate Market Value (as defined in the Asset Purchase Agreement) of $1,075,463 (the “Closing Stock Consideration”), of which $100,000 will be withheld by the Company for 12 months after the closing of the Acquisition (the “Closing”) to secure the indemnification obligations of Seller and Parent under the Asset Purchase Agreement; (ii) Buyer’s assumption of the Assumed Liabilities; and (iii) $56,525 in cash to be paid within 60 days following the sale by Buyer of all 7,500 units of the Enfinity product and 20,000 tubes of the Empower product included in the Purchased Assets as of the Closing. Following the Closing, Buyer will pay the following additional earnout consideration for the Purchased Assets, if and when payable: (a) Buyer will pay to Seller, for each year ending on the anniversary of the date of the Closing (the “Closing Date”) during the five-year period following the Closing, an amount, if any, equal to 5% of the Net Sales (as defined in the Asset Purchase Agreement) of Buyer generated during such year from Seller’s existing products as of the Closing; and (b) Buyer will pay to Seller a one-time payment of $500,000 if Buyer achieves $500,000 in net revenue from sales of the Seller’s existing hair and scalp products as of the Closing on or before the 24-month anniversary of the Closing Date.

The Asset Purchase Agreement contains customary representations, warranties, and covenants of the parties, including, among others, covenants that, from the date of the Asset Purchase Agreement until the earlier of the Closing or the termination of the Asset Purchase Agreement (the “Interim Period”), Seller will (i) operate and maintain its business and the Purchased Assets in substantially the same manner in which they have been operated and maintained before the date of the Asset Purchase Agreement, (ii) comply with all laws applicable to Seller’s business, the Purchased Assets and the Assumed Liabilities, and (iii) use commercially reasonable efforts to preserve the business organization and the relationships it currently maintains with representatives, distributors, customers and suppliers. Seller and Parent have further agreed, during the Interim Period, not to, directly or indirectly, (i) solicit, encourage, seek, entertain, support, assist, participate in or initiate any inquiries, negotiations, discussions or proposals with any third party with respect to any offer or proposal relating to any sale or business combination transaction involving Seller or effect any such transaction, (ii) disclose any information not customarily disclosed to any person concerning the business or properties of Seller, or afford any person access to its properties, books, records, not customarily afforded such access; or (iii) enter into any agreement with any person with respect to any of the foregoing, in each case other than Buyer and its representatives. The Asset Purchase Agreement also provides for customary post-Closing indemnification obligations of and by the parties, non-competition and non-solicitation covenants of Seller and Parent for a three-year period following the Closing and customary non-disparagement and confidentiality covenants of Seller and Parent following the Closing.

In addition, pursuant to the Asset Purchase Agreement, the Company has agreed to use its reasonable best efforts to register the resale by Seller of the shares of Common Stock issued as the Closing Stock Consideration (the “Registrable Securities”) on a Form S-3 or other appropriate form within 90 days of the Closing Date, and to have such registration statement declared effective as soon as practicable after the Company receives notice that the SEC will not review, or has completed its review, of such registration statement. The Asset Purchase Agreement also grants to Seller piggyback registration rights with respect to any Registrable Securities for which there is no effective registration statement, and if such shares are not otherwise eligible for resale pursuant to Rule 144 under the Securities Act without volume restrictions or current public information requirements.

The consummation of the Acquisition is subject to certain customary Closing conditions, including, among others, (i) the accuracy of each party’s representations and warranties contained in the Asset Purchase Agreement (subject to certain materiality qualifiers); (ii) each party’s performance of, and compliance with, in all material respects, its respective covenants and agreements under the Asset Purchase Agreement; (iii) with respect to the Company’s and Buyer’s obligations only, the absence of a material adverse effect with respect to Seller or any event occurring to the knowledge of Seller which would be reasonably likely to result in a material adverse effect with respect to Seller; and (iv) the absence of any governmental order against any of the parties that restrains, prevents or materially alters the Acquisition.

The Asset Purchase Agreement includes certain termination rights for the parties including if the Acquisition is not consummated by January 17, 2025. If the Asset Purchase Agreement is terminated, no party will have any further rights or obligations under the Asset Purchase Agreement, except for liability resulting from fraud or intentional breach of the Asset Purchase Agreement.

The foregoing summary of the terms of the Purchase Agreement does not purport to be complete and is subject to and qualified in its entirety by the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The shares of Common Stock to be issued as the Closing Stock Consideration will be issued in reliance upon exemptions from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated under Regulation D of the Securities Act.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Closing Stock Consideration is incorporated herein by reference. The Closing Stock Consideration has not been registered under the Securities Act or any state securities law and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. Neither this Current Report on Form 8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein or therein.

Item 8.01 Other Events.

On January 2, 2025, the Company issued a press release announcing the Company’s and Buyer’s entry into the Asset Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
2.1	Asset Purchase Agreement, dated December 31, 2024, by and among Carmell Corporation, Cutis Cura Corporation, PMGC Holdings Inc. and Elevai Skincare, Inc.
99.1	Press Release, dated January 2, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on beliefs, assumptions and information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. However, not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this Current Report on Form 8-K, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the consummation of the Acquisition, our ability to integrate Seller’s business, our ability to realize the anticipated benefits of the Acquisition, the impact of the Acquisition on our business, the launch and commercialization of our products, and the execution of our business strategy. We cannot assure you that the forward-looking statements in this Current Report on Form 8-K will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others, uncertainties as to the timing of the Acquisition and the risk that the Acquisition may not be completed in a timely manner or at all, satisfaction or waiver of the conditions to closing of the Acquisition, risks related to the ability to realize the anticipated benefits of the Acquisition, risks related to the diversion of management’s attention from our ongoing business, the effect of the announcement or pendency of the Acquisition on our business and employee relationships, the risk of unknown liabilities arising after the Acquisition, the ability to recognize anticipated benefits from our commercial products, R&D pipeline, and distribution agreements, changes in applicable laws or regulations, the possibility that we may be adversely affected by other economic, business, and/or competitive factors, and other risks and uncertainties, those described under the header “Risk Factors” in the Annual Report on Form 10-K filed by us with the SEC on April 1, 2024, and in our other reports filed with the SEC. Most of these factors are outside of our control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by the Company or any other person that we will achieve our objectives and plans in any specified time frame or at all. Except as required by law, we undertake no obligation to publicly update any forward-looking statement contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 3, 2025	By:	/s/ Byran J. Cassaaday
Bryan J. Cassaday Chief Financial Officer